Exhibit 32.2

CERTIFICATION BY CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of XCF Global Inc. (the “Company”) on Form 10-Q for the three months ended March 31, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Harvey Schnitzer, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2026

/s/ Harvey Schnitzer
Harvey Schnitzer
Chief Financial Officer
(as Principal Financial Officer)
XCF Global Inc.